GIBRALTAR INDUSTRIES, INC.

AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN
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Effective as of May 7, 2015, Gibraltar Industries, Inc., a Delaware corporation with offices at 3556 Lake Shore Road, Buffalo, New York (the “Company”) adopted an equity-based incentive compensation plan known as the “Gibraltar Industries, Inc. 2015 Equity Incentive Plan” (such plan, as subsequently amended, being hereinafter the “2015 Plan”).
In order to provide for an increase in the number of shares of common stock of the Company which are available to be issued to officers, Directors and employees, the Compensation Committee of the Company’s Board of Directors determined in 2018 that the number of shares of common stock of the Company which are available for issuance under the terms of the 2015 Plan may not have been sufficient to satisfy the number of shares of common stock of the Company which are anticipated to be issued to the Company’s officers, directors and employees during the 2018 calendar year and future years under the terms of the 2015 Plan and thus adopted a new equity based incentive compensation plan to be known as the “Gibraltar Industries, Inc. 2018 Equity Incentive Plan” (for this description, the “2018 Plan”) which provided for the issuance of equity based incentive compensation awards representing up to one million (1,000,000) shares of the Company’s common stock.
In addition, with respect to the 2018 Plan, the Compensation Committee of the Company’s Board of Directors determined that it was the best interests of the Company’s stockholders to provide in the 2018 Plan that, instead of the “single trigger” change in control payment structure which is contained in the 2015 Plan, payment to 2018 Plan participants will not be made on the occurrence of a change in control unless: (1) the Participant’s employment is terminated in connection with the change in control; or (2) the party who survives the change in control does not agree to assume the obligations of the Company for payment of 2018 Plan awards and does not grant substitute awards to plan participants which are substantially equivalent to the awards held by 2018 Plan participants at the time the change in control occurs.
Now, the Compensation Committee of the Company’s Board of Directors has determined that (i) the number of shares of common stock of the Company which are available for issuance under the terms of the 2018 Plan may not be sufficient to satisfy the number of shares of common stock of the Company which are anticipated to be issued to the Company’s officers, directors and employees during the 2023 calendar year and future years under the terms of the equity based incentive compensation programs which have been adopted by the Compensation Committee of the Company’s Board of Directors, and (ii) a roll-forward of the outstanding shares under the 2015 Plan and consolidation of such outstanding shares under the 2018 Plan will (A) subject the shares currently available under the 2015 Plan to the same “double trigger” change in control provisions as awards under the 2018 Plan, (B) increase the aggregate number of shares available to be granted under the 2018 Plan while removing any shares currently authorized but unissued under the 2015 Plan, and (C) simplify plan administration and the Company’s grant practices.

In connection with the foregoing, subject to the approval of the stockholders of the Company, the Company hereby adopts this Amended and Restated Gibraltar Industries, Inc. 2018 Equity Incentive Plan, effective as of May 3, 2023.
ARTICLE 1
DEFINITIONS
The following words and phrases, when used in this Plan, shall have the following meanings, unless a different meaning is plainly required by the context:
1.012015 Plan means the Gibraltar Industries, Inc. 2015 Equity Incentive Plan, which was originally effective as of May 7, 2015, and subsequently amended.
1.02Affiliate means any corporation under common control with the Company within the meaning of Section 414(b) of the Internal Revenue Code and any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(c) of the Internal Revenue Code.
1.03Appreciation Period means the period of time between the Date of Grant of a Right and the date that the Right is exercised.
1.04Acquiror means, in the case of a Change in Control, the surviving, continuing, successor or purchasing corporation or other business entity that holds the business and assets of the Company following the consummation of the Change in Control, or any Affiliate of such corporation or other business entity.
1.05Award means any Option, Share, Right or Unit granted to any Person under the Plan.
1.06Base Price means the dollar amount used to determine the amount of the increase, if any, in the value of the Share used to determine the value of a Right, which amount shall not be less than the Fair Market Value of the Share, determined as of the Date of Grant of the Right.
1.07Beneficiary means any person, firm, corporation, trust or other entity designated by a Participant in accordance with Section 11.07 to receive any payment that is required to be made under the Plan upon or after the Participant’s death.
1.08Board of Directors means the Board of Directors of the Company.
1.09CEO means the Chief Executive Officer of the Company.
1.10Cause means that the Company, the Acquiror or the entity that is the surviving entity in the Merger Sale transaction has determined (and provided the Eligible Employee a written statement of its determination) that the Eligible Employee has engaged in egregious acts or omissions which have resulted in material injury to the Company or the surviving entity in the Merger Sale transaction and its business.
1.11Change in Control means the occurrence of any of the following:

(a)During any twelve-consecutive month period, any “person” or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than the Company, an Affiliate of the Company or an employee benefit plan sponsored by the Company becomes the “beneficial owner” (as defined in section 13(d) of the Exchange Act) of thirty five percent (35%) or more of the then outstanding voting stock of the Company; or
(b)a majority of the members of the Board of Directors is replaced during any consecutive twelve-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors prior to the date of appointment or election;
(c)the Company enters into a Merger Sale Agreement and the Eligible Person’s employment with or service to the Company or the entity which is the survivor of the anticipated Merger Sale transaction and all of its Affiliates is terminated (by the Company or the survivor of the Merger Sale, without Cause, in the case of an Eligible Person that is an Employee or by the Eligible Person for a Good Reason) during the period beginning on the date the Merger Sale Agreement is executed and ending on the earlier of: (i) the date the transaction contemplated by the Merger Sale Agreement is consummated; and (ii) the date the Merger Sale Agreement is terminated; provided that, for purposes of this Section 1.11(c) only, the date on which the Change in Control shall be deemed to have occurred is the date the Eligible Person’s employment is terminated; or
(d)the consummation of a Merger Sale.
1.12Code and Internal Revenue Code mean the Internal Revenue Code of 1986, as amended.
1.13Committee means: (a) the Compensation Committee, with respect to any Award that has been or may be granted to: (i) any member of the Board of Directors; (ii) any Executive Officer; or (iii) any Eligible Person who is not an Employee; and (b) the Compensation Administration Committee with respect to Awards made or granted to Employees who are not Executive Officers.
1.14Common Stock means the common stock (par value $0.01 per share) of the Company.
1.15Company means Gibraltar Industries, Inc., a Delaware corporation.
1.16Compensation Administration Committee means a committee comprised of the Company's President and two (2) senior level management employees of the Company, selected by the President and employed in a position which is at the director level or any more senior position; provided that, the President may, in his discretion and at any time, remove and/or replace with different senior level management employees, either or both of the senior level management employees who serve with the President as members of the Compensation Administration Committee.
1.17Compensation Committee means the Compensation and Human Capital Committee of the Board of Directors.

1.18Covered Executive means, with respect to any Award granted hereunder, any individual who at the Date of Grant of such Award is a “Covered Employee” of the Company for such year for purposes of Section 162(m) of the Code.
1.19Covered Individual means any current or former member of the Committee, any current or former officer or director of the Company or any individual designated by the Committee to assist it in the administration of this Plan as provided for by the second paragraph of Section 11.02.
1.20Date of Grant means, with respect to any Award, the date on which the Committee approves the grant of such Award, or such later date as may be specified as the date of grant of such Award in the instrument evidencing the grant of such Award.
1.21Disability means, with respect to any Employee, such employee’s “permanent and total disability” as defined in Section 22(e)(3) of the Code or any successor provision.
1.22Dividend Equivalent Units means additional Restricted Units, additional Performance Units or additional Rights credited to a Participant pursuant to Section 5.04, Section 6.04 or Section 7.02.
1.23Dividend Payment Date means each date on which the Company pays a dividend on its Common Stock, whether such dividend is paid in cash, Common Stock or other property.
1.24Eligible Person means: (a) each Employee of the Company or any Affiliate; (b) each member of the Board of Directors who is not an Employee of the Company or any Affiliate; and (c) any natural person that is a consultant or other independent advisor providing services to the Company or any Affiliate.
1.25Employee means each natural person that is engaged in the performance of services for the Company or any Affiliate for wages as defined in Section 3101(a) of the Code.
1.26Executive Officer means: (a) the CEO; (b) the Company’s President; (c) the Company’s principal financial officer; (d) the Company’s principal accounting officer; (e) any Vice President of the Company who is in charge of a principal business unit, division or function; (f) any other officer of the Company who performs a policy making function for the Company; (g) any officer of any Affiliate who performs policy making functions for the Company; and (h) any other person who performs policy making functions for the Company.
1.27Fair Market Value means, for purposes of determining the value of any Share, Unit or Right, except as otherwise expressly provided by the terms of the instrument containing the terms of an Award, the closing price of a share of Common Stock as reported by the NASDAQ Stock Market on the date as of which the determination of Fair Market Value is to be made or, if no sale of Common Stock shall have been made on the NASDAQ Stock Market on that day, on the next preceding day on which there was a sale of Common Stock.
1.28Good Reason means that: (a) the Eligible Employee’s annual base salary and/or annual bonus is reduced or any other material compensation or benefit arrangement for the Eligible Employee is materially reduced (and such reduction is unrelated to the Eligible employee’s performance or the performance of the Company, the Company Affiliate which the Eligible Employee is employed by, the Acquiror or the entity which is the survivor of the merger Sale); (b) the Eligible Employee’s duties or responsibilities are negatively and materially changed in a manner inconsistent with the Eligible Employee’s position (including status, offices, titles and reporting requirements) or authority; (c) the Company or the entity which is the survivor of the Merger Sale requires the Eligible Employee’s work location or residence to be relocated more than 50 miles from its location as of the date a Merger Sale Agreement is executed; or (d) the Company or its successor fails to offer the Eligible Employee a position after the Change in Control comparable to that held by the Eligible Employee immediately prior to the Change in Control.
1.29Incentive Stock Option means an Option that is an “incentive stock option” within the meaning of Section 422 of the Code.
1.30Merger Sale means the consolidation, merger, or other reorganization of the Company, other than any such consolidation, merger or reorganization of the Company in which holders of Common Stock immediately prior to the earlier of: (a) the Board of Director’s approval of such consolidation, merger or other reorganization; or (b) the date of the stockholders meeting in which such consolidation, merger or other reorganization is approved, continue to hold more than seventy percent (70%) of the outstanding voting securities of the surviving entity immediately after the consolidation, merger, or other reorganization.
1.31Merger Sale Agreement means an agreement between the Company and any one or more other persons, firms, corporations or other entities (which are not Affiliates of the Company) providing for a consolidation, merger or other reorganization in which the holders of Common Stock of the Company immediately prior to the Company’s execution of such agreement do not hold more than seventy percent (70%) of the outstanding voting securities of the surviving entity immediately after the consummation of the consolidation, merger, or other reorganization contemplated by such agreement.
1.32Non-Qualified Stock Option means an Option that is not an Incentive Stock Option.
1.33Option means an option to purchase Shares granted pursuant to Article 4 of the Plan.
1.34Option Cash Out Payment means an amount, payable to a Participant that is the holder of Options, equal to the amount by which: (a)(i) the greatest of: (A) the Fair Market Value of one Share, determined as of the date a Merger Sale Agreement is executed by the Company; (B) the Fair Market Value of one Share, determined as of the day immediately preceding the date a Change in Control occurs; and (C) the amount, if any, of cash payable with respect to one Share in connection with the consummation of the Change in Control as provided for by the certificate filed with the Delaware Secretary of State to effect the Change in Control; multiplied by (ii) the total number of Shares which the Participant is entitled to acquire pursuant to all Options (whether or not such Options are then currently exercisable pursuant to the provisions of the instruments containing the terms of the Option Awards held by the Participant) held by the Participant on the date the Change in Control is effective; exceeds (b) the aggregate amount which the Participant would be required to pay to the Company in connection with the purchase by the Participant of all Shares which the Participant is entitled to purchase pursuant to the exercise of all unexpired and unexercised Options held by the Participant as of the date the Change in Control is effective (whether or not such

Options are then currently exercisable pursuant to the provisions of the instruments containing the terms of the Option Awards held by the Participant).
1.35Participant means any Eligible Person who holds an Award granted under the Plan, and any successor, permitted transferee or Beneficiary that succeeds to such individual’s interest in such Award.
1.36Performance Goals means the performance goals established by the Committee in connection with Awards granted to Eligible Persons under Article 6, which performance goals are used to determine whether any payment will be made to Eligible Persons in connection with Awards granted under Article 6 and, if any such payments are to be made, the amount of the payments.
1.37Performance Period means the period established by the Committee for measuring whether, and to what extent, any Performance Goals established in connection with any Award granted under Article 6 hereof have been met.
1.38Performance Shares means Shares that may be issued and delivered pursuant to an Award made to an Eligible Person under Article 6, depending on the achievement, or the level of achievement, of one or more Performance Goals within such period, as provided in Article 6.
1.39Performance Units means Units credited to an Eligible Person at the beginning of a Performance Period pursuant to an Award made to such individual under Article 6, and any Dividend Equivalent Units that are credited to the individual with respect to such Units during such Performance Period, payment with respect to which Units and related Dividend Equivalent Units depends on the achievement, or the level of achievement, of one or more Performance Goals within such period, as provided in Article 6.
1.40Plan means this Amended and Restated Gibraltar Industries, Inc. 2018 Equity Incentive Plan, as set forth herein and as amended from time to time hereafter.
1.41Pro Rata Portion means, with respect to any portion of any Award of Restricted Shares or Restricted Units made hereunder, with respect to any portion of any Award of Performance Shares or Performance Units made hereunder, or with respect to any portion of any Award of Rights made hereunder, the percentage determined by dividing: (a) the number of full and partial calendar months in the period beginning on the first day of: (i) the Restricted Period established for such portion of the Restricted Shares or Restricted Units so granted; (ii) the Performance Period established for such portion of the Performance Shares or Performance Units so awarded; or (iii) the Appreciation Period established for such portion of the Rights so awarded, and, in each case, ending on the date the Eligible Person’s employment with or service to the Company and each of its Affiliates is terminated; by (b) the total number of full and partial calendar months in such Restricted Period, in such Performance Period, or in such Appreciation Period, whichever the case may be.
1.42Restatement Effective Date means the effective date of this Plan, May 3, 2023.
1.43Restricted Period means the period of time during which Restricted Shares or Restricted Units are subject to Restrictions as set forth in Article 5.

1.44Restricted Shares means Shares which are granted subject to Restrictions pursuant to Article 5.
1.45Restricted Units means Units credited to an Eligible Person which are subject to Restrictions at the beginning of a Restricted Period pursuant to an Award made to such Eligible Person under Article 5, and any Dividend Equivalent Units that are credited to the Eligible Person with respect to such Units during such Restricted Period as provided in Article 5.
1.46Restrictions means the restrictions to which Restricted Shares or Restricted Units are subject under the provisions of Section 5.02.
1.47Retirement means the termination of a Participant’s employment with or service to the Company and all of its Affiliates, provided that such termination occurs after: (a) the Participant has either: (i) been continuously employed by or provided services (as a non-employee director, consultant or other independent advisor) to the Company or any of its Affiliates for a period of at least five (5) years and attained at least age sixty (60); or (ii) attained at least age sixty-five (65); and (b) the Participant has given at least thirty (30) days advance notice (or other time period acceptable to the Committee) to the Company or, if applicable, the Affiliate of the Company by whom the Participant is employed or for whom the Participant is providing services, which notice states that the Participant will retire from his or her employment with or service to the Company and its Affiliates.
1.48Right means an Award which enables the Eligible Person to whom the Award has been made to receive Shares having a Fair Market Value equal to an amount which is based on the amount by which the Fair Market Value of one Share at the end of the Appreciation Period exceeds the Base Price of one Share at the beginning of the Appreciation Period.
1.49Right Cash Out Payment means an amount, payable to a Participant that is the holder of Rights, equal to the amount by which: (a)(i) the greatest of: (A) the Fair Market Value of one Share, determined as of the date a Merger Sale Agreement is executed by the Company; (B) the Fair Market Value of one Share, determined as of the day immediately preceding the date a Change in Control occurs; and (C) the amount, if any, of cash payable with respect to one Share in connection with the consummation of the Change in Control as provided for by the certificate filed with the Delaware Secretary of State to effect the Change in Control; multiplied by (ii) the total number of Shares represented by the Rights held by the Participant; exceeds (b) the aggregate Base Price of the Shares used to calculate the value of the Rights held by the Participant, determined, with respect to each Right, as of the date the Right was granted to the Participant and adjusted, if applicable, pursuant to Section 3.02.
1.50Share means a share of Common Stock.
1.51Termination of Service means: (a)(i) with respect to any Employee, his or her ceasing to be employed by the Company and each of its Affiliates; (ii) with respect to any non-employee director, his or her ceasing to serve as a member of the Board of Directors; and (iii) with respect to any consultant or other independent advisor providing services to the Company or its Affiliates, that, in each case, is a natural person, the termination of all consulting or other service providing arrangements which such consultant or independent advisor has with the Company and each

Affiliate of the Company; provided that (b) in each case, the termination of employment or termination of service constitutes a “separation from service” within the meaning of Internal Revenue Code Section 409A and the regulations of the Secretary of the Treasury promulgated thereunder.
1.52Unit means a unit of measurement equivalent to one Share, with none of the attendant rights of a shareholder of such Share, (including among the rights which the holder of a Unit does not have are the right to vote such Share and the right to receive dividends thereon), except to the extent otherwise specifically provided herein.
ARTICLE 2
AWARDS
2.01Form of Awards. Awards under the Plan may be made in the form of Options, Restricted Shares, Restricted Units, Performance Shares, Performance Units and Rights. An Award in any of the foregoing forms may be granted to any Eligible Person or to any group of Eligible Persons, upon terms and conditions that differ from the terms and conditions upon which any other Awards in the same form are made to other Eligible Persons or groups of Eligible Persons.
2.02Grants of Awards; Award Instruments. The Committee shall have sole and exclusive authority for determining the identity of any individual who is to be a recipient of an Award and, subject to the provisions of Section 2.03 hereof, sole and exclusive authority for the establishment of the terms of the Award made to any individual, including, but not limited to, the form of the Award, the number of shares of Common Stock reflected by the Award and the terms and conditions for payment or distribution of any cash or Common Stock which is payable or issuable in connection with any such Awards. Each Award made to an Eligible Person under the Plan shall be evidenced by a written instrument in such form as the Committee shall prescribe, setting forth the terms and conditions of the Award. The instrument evidencing the grant of any Award hereunder shall specify that the Award shall be subject to all of the terms and provisions of the Plan as in effect from time to time but subject to the limitation on amendments set forth in Section 11.09 of the Plan.
2.03Prohibited Award Terms. Notwithstanding the foregoing provisions of this Article 2, the Committee shall not grant and shall not have authority to grant any Award to any Eligible Person, whether as a new Award or as an Award granted in exchange for a prior Award made hereunder if, under the terms of any such Award: (a) in the case of a new Award granted in exchange for the surrender and cancellation of a prior Award: (i) the aggregate fair value of the new Award exceeds the aggregate fair value of the prior Award, determined as of the time the new Award is granted; or (ii) the grant of the new Award would constitute a “repricing” of any Option or Right or would otherwise be treated as a “material revision” of the Plan; (b) the Eligible Person to whom the Award is made would be entitled to receive a “gross up” of any income or other taxes which may be payable by such Eligible Person with respect to such Award; (c) the Award would provide that the Eligible Person’s rights to receive payment of the cash or Shares provided for by the Award will become non-forfeitable (vested) in less than one (1) year from the Date of Grant, except to the extent required by the terms of any employment or other agreement between the Company and any such Eligible Person in connection with a termination of such Eligible Person’s employment by the Company without Cause (as defined herein or as defined in the terms of any employment or other agreement between the Company and such Eligible Person) or by the Eligible Person with a Good

Reason (as defined herein or as defined in the terms of any employment or other agreement between the Company and such Eligible Person); (d) the Award would provide that: (i) upon the occurrence of a Change in Control, any portion of the Award which is forfeitable will become non-forfeitable (vested) or that, upon the occurrence of a Change in Control, any portion of the Award which was otherwise non-forfeitable (vested) will be payable; unless (ii) the Acquiror does not assume or continue the Company’s rights and obligations under any such Award or does not issue to the Participant a substitute award which is based on the Acquiror’s stock and is substantially equivalent to the Participant’s Award which has been eliminated by such substitute award; (e) the Award would provide the Committee the discretion to accelerate the vesting or payment of the Award; (f) the Award would require or permit the Company to purchase from the Eligible Person to whom the Award is made, any Options or Rights with respect to which the Fair Market Value of the Company’s Common Stock is less than the exercise price established under the Option or the Base Price established with respect to the Right; (g) the Eligible Person, upon the settlement of any Award in connection with which the Company has withheld Shares of Common Stock from the Eligible Person for the purpose of paying the applicable withholding taxes payable by the Eligible Person in connection with the settlement of such Award, is entitled to an Award which will provide the Eligible Person the right to acquire Shares of Common Stock equal in number to the Shares of Common Stock withheld by the Company to pay the applicable withholding taxes payable in connection with the settlement of the Prior Award; or (h) a Participant will be granted, as equity based incentive compensation for any one calendar year period, Options, Rights, Performance Shares or Performance Units which would result in the issuance to the Participant of more than Five Hundred Thousand (500,000) shares or payment to the Participant of cash compensation having a value in excess of Five Hundred Thousand (500,000) Shares.
ARTICLE 3
SHARES SUBJECT TO THE PLAN
3.01Shares Available for Awards. Shares distributed in respect of Awards made under the Plan may be authorized but unissued Shares, Shares held in the treasury of the Company or Shares purchased by the Company on the open market at such time or times and in such manner as it may determine. The Company shall be under no obligation to issue or acquire Shares in respect of an Award made under the Plan before the time when delivery of Shares is due under the terms of the Award. The number of Shares available for distribution in respect of Awards made under the Plan shall be subject to the following limitations:
(a)Subject to the provisions of Section 3.02 hereof, the aggregate number of Shares that may be distributed in respect of Awards made under the Plan shall be limited to (i) the original one million (1,000,000) Shares, plus (ii) an additional five hundred fifty thousand (550,000) Shares available to be issued pursuant to the Plan, effective as of the Restatement Effective Date, plus (iii) eighty one thousand seven hundred seven (81,707) of Shares authorized and available for future awards under the 2015 Plan as of the Restatement Effective Date, plus (iv) the number of Shares related to awards outstanding under the 2015 Plan as of the Restatement Effective Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such Shares. The maximum number of Shares that are available for issuance pursuant to the Plan shall not be reduced by Awards of Restricted Units that are payable only in cash and shall not be reduced by Awards of Performance Units that are payable only in cash. For the avoidance of doubt, the aggregate number of Shares available for issuance pursuant to the terms of this Plan shall not be increased without approval of the stockholders of the Company.
(b)Subject to the provisions of Section 3.01(a) and Section 3.01(c), upon the grant of any Award, the overall aggregate number of Shares available for further Awards under the Plan shall be reduced by the number of Shares subject to the Award so granted. Any of the Shares reserved and available for issuance under the Plan may be used for any type of Award under the Plan, to the extent permitted by applicable laws.
(c)There shall be added back to the aggregate number of Shares available for the grant of Awards under the Plan, as determined under (a) and (b) above, the following: (i) any Shares as to which an Option granted hereunder has not been exercised at the time of its expiration, cancellation or forfeiture; and (ii) any Shares included in any other form of Award granted to an Eligible Person hereunder, to the extent that the person’s right to receive such Shares is forfeited.
3.02Certain Adjustments to Shares. In the event of any change in the number of outstanding Shares of Common Stock without receipt of consideration by the Company resulting from any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of Shares, or any rights offering to purchase Shares of Common Stock at a price substantially below fair market value, or any similar change affecting the Shares of Common Stock: (a) the maximum aggregate number and kind of Shares specified herein as available for the grant of Awards, or for the grant of any particular form of Award, under the Plan; (b) the number and kind of Shares that may be issued and delivered to Participants upon the exercise of any Option, or in payment with respect to any Award of Restricted Shares or Performance Shares, that is outstanding at the time of such change; (c) the number and kind of Shares represented by any Restricted Units, Performance Units, Rights or Dividend Equivalent Units that are outstanding at the time of such change; (d) the number of Shares represented by any Award of Rights; (e) the exercise price per share of any Options granted hereunder that are outstanding at the time of such change; and (f) the Base Price established with respect to any Rights granted hereunder that are outstanding at the date of such change, shall be appropriately adjusted consistent with such change in such manner as the Compensation Administration Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder.
The Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon such notice, such adjustment shall be effective and binding for all purposes.
3.03Listing and Qualification of Shares. The Company, in its discretion, may postpone the issuance, delivery, or distribution of Shares with respect to any Award until completion of such stock exchange listing or other qualification of such Shares under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable laws, rules and regulations.
ARTICLE 4
OPTIONS

4.01Awards of Options. Subject to the terms and conditions of the Plan, Options may be granted under the Plan to Eligible Persons for the purchase of such number of Shares, at such times and, upon such terms and conditions, as the Committee in its discretion may determine.
4.02Type of Options. The only type of Options which the Committee shall have authority to issue shall be Non-Qualified Options and accordingly, the Committee shall not grant and shall nave no authority to grant any Incentive Stock Options pursuant to Awards issued under this Plan.
4.03Term of Options. The period of time during which an Option may be exercised shall be such period of time as is determined by the Committee and specified in the instrument setting forth the terms of the Option Award; provided that, in no event may the period of time during which an Option may be exercised exceed ten (10) years from the Date of Grant of the Option. Notwithstanding any other provision in this Plan to the contrary, no Option may be exercised after its expiration.
4.04Exercise of Options. Each Option granted hereunder shall become exercisable, in whole or in part, at such time or times during its term as the instrument evidencing the grant of such Option shall specify. To the extent that an Option has become exercisable, it may be exercised thereafter, in whole or in part, at any time or from time to time prior to its expiration, as to any or all Shares as to which the Option has become and remains exercisable, subject to the provisions of Section 4.05 below.
4.05Termination of Service. Except as the instrument evidencing the grant of an Option may otherwise provide, the portion of any outstanding Option held by an Eligible Person on the date of his or her Termination of Service that has not become exercisable prior to such date, and the portion of such Option which was exercisable but had not been exercised prior to the date of the Eligible Person’s Termination of Service, shall be forfeited on such date.
Notwithstanding the foregoing, if the Committee so determines, in its discretion, the instrument evidencing the grant of an Option may provide that the portion of the Option that is exercisable at the time of the Eligible Person’s Termination of Service will continue to be exercisable, and that the portion of such Option that is not exercisable at such time will become exercisable in accordance with the terms of the Option and remain exercisable thereafter, during such period of time after the date on which the Eligible Person’s Termination of Service occurs (but not beyond the expiration of the term of the Option), in such circumstances and subject to such terms and conditions, as are specified in such instrument.
4.06Exercise Price and Method of Exercise. The price at which Shares may be purchased upon any exercise of an Option shall be the price per share determined by the Committee and specified in the instrument evidencing the grant of such Option; provided that, in no event shall the exercise price per Share be less than: (a) the Fair Market Value of a Share determined as of the Date of Grant of the Option; or (b) if greater, the par value of a Share.
An Option shall be exercised by delivery of a written notice of exercise, in a form satisfactory to the Committee, to the Company at its principal business office and addressed to the attention of the Company’s Secretary or such other person as the Company’s Secretary may have designated to receive such notice. The notice shall specify the number of Shares with respect to which the Option is being exercised. The notice shall be accompanied by payment of the exercise price of the Shares for which the Option is being exercised, which payment shall be made under one or more of the methods of payment provided in Section 4.07 below.
4.07Payment. Payment of the exercise price for Shares purchased upon the exercise of an Option shall be made by one, or by a combination of any, of the following methods: (a) in cash, which may be paid by check or other instrument acceptable to the Company, or by wire transfer of funds, in each case in United States dollars; if permitted by the Committee and subject to any terms and conditions it may impose on the use of such methods, by: (i) the delivery to the Company of other Shares owned by the Participant; provided that such shares have been owned by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings; or (ii) the surrender to the Company of Shares that otherwise would have been delivered to the Participant upon exercise of the Option; and (c) to the extent permissible under applicable law, through any cashless or net exercise sale and remittance procedure that the Committee in its discretion may from time to time approve.
For purposes of determining the portion of the exercise price payable upon the exercise of an Option that will be treated as satisfied by the delivery or surrender of Shares pursuant to clause (b) (i) or (ii) above, or clause above, Shares so delivered or surrendered shall be valued at their Fair Market Value determined as of the business day next preceding the date on which the Option is exercised.
4.08Other Option Provisions. The instrument evidencing the grant of any Option hereunder may contain such other terms and conditions, not inconsistent with the provisions of the Plan or any applicable law, as the Committee may determine.
4.09Rights of a Shareholder. Upon the exercise by a Participant of an Option or any portion thereof in accordance with the Plan, the provisions of the instrument evidencing the grant of such Option and any applicable rules and regulations established by the Committee and the issuance to the Participant of a certificate representing the Shares with respect to which the Option has been exercised, the Participant shall have all of the rights of a stockholder of the Company with respect to the Shares issued as a result of such exercise. Prior to the issuance to a Participant of a certificate representing Shares issuable to the Participant upon his or her exercise of an Option, the Participant shall not have any rights as a stockholder of the Company with respect to such Shares.
ARTICLE 5
RESTRICTED SHARES AND RESTRICTED UNITS
5.01Awards of Restricted Shares and Restricted Units. Subject to the limitations set forth in Article 3 and to the other terms and conditions of the Plan, Restricted Shares and Restricted Units may be granted to such Eligible Persons, at such times, and in such amounts, as the Committee may determine in its discretion.
5.02Restrictions and Restricted Period. At the time of each grant of Restricted Shares or Restricted Units to any Participant, the Committee shall establish a period of time within which the Restricted Shares or Restricted Units covered by such grant (and the Participant’s right to receive payment with respect to such Restricted Units) may not be sold, assigned, transferred (other than a transfer to the Participant’s Beneficiary occurring by reason of the Participant’s death), made subject to gift, or otherwise disposed of, or mortgaged, pledged or otherwise encumbered, whether voluntarily or by operation of law. The Committee in its discretion may prescribe a separate Restricted Period for any specified portion of the Restricted Shares or Restricted Units granted pursuant to any Award.
5.03Rights While Restricted Shares Remain Subject to Restrictions. Restricted Shares granted to a Participant hereunder may be issued to the Participant as of the Date of Grant as uncertificated shares or as Shares represented by a stock certificate bearing a legend or legends making appropriate references to the Restrictions. Until the Restrictions which apply to Restricted Shares lapse in accordance with the provisions of Section 5.05 below or Section 9.01(b)(iii), the Restricted Shares granted to a Participant which are not certificated shall be held in the Participant’s name in a bookkeeping account maintained by the Company and Restricted Shares granted to a Participant and represented by a stock certificate shall continue to bear the legend or legends making reference to the Restrictions. A separate account shall be maintained for all Restricted Shares granted to a Participant with a Restricted Period ending on the same date.
Except for the Restrictions which apply to Restricted Shares, and subject to the forfeiture provisions applicable under Section 5.06 below, a Participant shall have, with respect to all Restricted Shares so held for his account, all of the rights of a stockholder of the Company, including full voting rights with respect to such Shares and the right to receive currently with respect to the Participant’s Restricted Shares all dividends and other distributions payable generally on the Company’s Shares. If any dividends or distributions so payable are paid in Shares, the Shares paid as a dividend or distribution with respect to a Participant’s Restricted Shares shall be subject to the same Restrictions and provisions relating to forfeiture as apply to the Restricted Shares with respect to which they were paid. Such stock dividend Shares shall themselves be treated as Restricted Shares, and shall be credited to the same account which the Company maintains for those Restricted Shares of the Participant with respect to which such stock dividends or distributions were paid.
Notwithstanding the foregoing, if the instrument evidencing the grant of any Restricted Shares to a Participant so provides, all cash dividends and distributions payable generally on the Company’s Shares that are otherwise payable with respect to the Restricted Shares granted to the Participant shall not be paid currently to the Participant but instead, shall be applied to the purchase of additional Shares for the Participant’s account. The additional Shares so purchased shall be subject to the same Restrictions and provisions relating to forfeiture as apply to the Restricted Shares with respect to which they were paid. Such additional Shares shall themselves be treated as Restricted Shares, and shall be credited to the same account which the Company maintains for those Restricted Shares of the Participant with respect to which such dividends or distributions were paid. The purchase of any such additional Shares shall be made in accordance with such other procedure as may be specified in the instrument evidencing the grant of the Restricted Shares on which such dividends are paid.
5.04Rights While Restricted Units Remain Subject to Restrictions. No Shares shall be issued at the time an award of Restricted Units is made. Except as provided in the following paragraph or otherwise provided by the instrument evidencing an Award of Restricted Units, a Participant that is the holder of an Award of Restricted Units shall not have any rights as a shareholder with respect to such Restricted Units. Restricted Units granted to a Participant hereunder shall be credited to a bookkeeping account maintained by the Company for the Participant. A separate account shall be maintained for all Restricted Units granted to a Participant with a Restricted Period ending on the same date and for all Dividend Equivalent Units that are to be credited to such account in accordance with the next following paragraph.
If any dividends or other distributions payable on the Company’s Shares are paid in Shares during any period that a Participant holds an Award of Restricted Units, as of the applicable Dividend Payment Date, a number of additional Restricted Units shall be credited to each account established for the Participant to reflect the number of Restricted Units held by the Participant as of such Dividend Payment Date. The number of additional Restricted Units to be credited shall be determined by first multiplying: (a) the total number of Restricted Units standing to the Participant’s credit in such account on the day immediately preceding such Dividend Payment Date (including all Dividend Equivalent Units credited to such account on all previous Dividend Payment Dates); by (b) the per share dollar amount of the dividend paid on such Dividend Payment Date; and then, (c) dividing the resulting amount by the Fair Market Value of one Share on such Dividend Payment Date. Dividend Equivalent Units awarded pursuant to this paragraph to a Participant that holds an Award of Restricted Units shall have the same Restricted Period as the Restricted Units with respect to which such Dividend Equivalent Units have been awarded.
5.05Lapse of Restrictions and Payment. Upon the expiration of the Restricted Period for any Restricted Shares or Restricted Units granted to a Participant hereunder but subject to the provisions of Section 5.06 below, the Restrictions applicable to such Restricted Shares or Restricted Units shall lapse, and payment with respect to such Restricted Shares or Restricted Units (including any related Dividend Equivalent Units) shall be made in accordance with the following provisions:
(a)In the case of Restricted Shares, payment shall be made by delivery to the Participant of a stock certificate for the number of such Restricted Shares, free and clear of all Restrictions to which such shares were subject, or, in the case of Restricted Shares which are held as book entry Shares, the Committee shall cause the restrictions on such book entry Restricted Shares to be removed. However, if the Restricted Shares with respect to which the applicable Restrictions have lapsed includes a fractional Share, payment for such fractional Share shall be made in cash, in an amount equal to the Fair Market Value of such fractional Share determined as of the date on which such Restrictions lapsed. Delivery of such stock certificate and any such cash payment shall be made to the Participant as soon as practicable following the lapse of the applicable Restrictions.
(b)In the case of Restricted Units (including related Dividend Equivalent Units), payment shall be made: (i) in all cases other than Restricted Units issued in connection with the MSPP, by the issuance and delivery to the Participant of a stock certificate for a number of Shares equal to the number of whole Restricted Units and related Dividend Equivalent Units with respect to which the applicable Restrictions have lapsed, and (ii) by payment in cash for any fractional Restricted Unit payable as a result of the lapse of such Restrictions, in an amount equal to the Fair Market Value of such fractional Restricted Unit determined as of the date as of which such Restrictions lapsed. In the case of Restricted Units issued pursuant to the terms of the MSPP, payment shall be made, in cash, in an amount and at the time provided for in the MSPP. Issuance of certificates for Shares shall be made in such manner and at such time or times as provided in such instrument. Unless otherwise provided by the instrument evidencing a grant of Restricted Units, payment with respect to any part or all of a Participant’s Restricted Units (including related Dividend

Equivalent Units) may be deferred, at the Participant’s election, upon such terms and conditions as are specified by the Participant, in writing, subject to the restrictions on deferral of compensation contained in Code Section 409A.
5.06Termination of Service. Except as the instrument evidencing the grant of Restricted Shares or Restricted Units may otherwise provide, upon an Eligible Person’s Termination of Service for any reason prior to the expiration of the Restricted Period which is in effect for any Restricted Shares or Restricted Units (and related Dividend Equivalent Units) standing to his or her credit immediately prior to such Termination of Service, the Eligible Person’s right to receive payment with respect to such Restricted Shares, Restricted Units and Dividend Equivalent Units shall be forfeited and canceled as of the date of such Termination of Service, and no payment of any kind shall be made with respect to such Restricted Shares, Restricted Units and Dividend Equivalent Units.
Notwithstanding the foregoing, if the Committee so determines, in its discretion, the instrument evidencing the Award of such Restricted Shares or Restricted Units may provide that if the Eligible Person’s Termination of Service occurs as a result of the Eligible Person’s death, Disability or Retirement, as a result of a termination of the Eligible Person’s employment by the Company without “Cause” or as a result of a termination of the Eligible Person’s employment by the Eligible Person for a “Good Reason” (in each case, as “Cause” and “Good Reason” are defined herein or may otherwise be defined in the terms of any employment agreement between the Company and the Eligible Person or in the instrument evidencing the grant of Restricted Shares or Restricted Units), payment will be made with respect to all or a Pro Rata Portion of such Restricted Shares or Restricted Units and any related Dividend Equivalent Units. In such case, only the Eligible Person’s right to receive payment with respect to any remaining portion of the Restricted Shares or Restricted Units (and related Dividend Equivalent Units) for which such Restricted Period was established shall be canceled and forfeited. Any payment required to be made with respect to an Eligible Person’s Restricted Shares or Restricted Units (and related Dividend Equivalent Units) pursuant to this paragraph shall be made as soon as practicable after the date of such Eligible Person’s Termination of Service, and shall be made in the manner specified in Section 5.05.
Notwithstanding the provisions of Section 5.03 or of the above, if an Eligible Person's Termination of Service occurs, for any reason, prior to the expiration of the Restricted Period which is in effect for an Award of Restricted Shares, the Eligible Person shall, to the extent that the Eligible Person has forfeited any Restricted Shares in connection with such Termination of Service, be deemed to forfeit his right to all cash dividends received with respect to the portion of the Restricted Shares previously awarded to such Eligible Person which have been forfeited. In connection with the forfeiture by an Eligible Person of the cash dividends received by the Eligible Person with respect to the Restricted Shares previously awarded to the Eligible Person which have been forfeited, the Eligible Person shall be obligated to pay to the Company, no later than thirty (30) days following such Eligible Person's Termination of Service, the amount of the dividends received by such Eligible Person which is deemed to be forfeited pursuant to the provision of the preceding sentence. In connection with the foregoing, if, pursuant to the provisions of the preceding paragraph, the Committee has provided in the instrument evidencing the Award of Restricted Shares that the Eligible Person’s right to receive payment for all or a Pro Rata portion of the Restricted Shares will not be forfeited if the Eligible Person's Termination of Service occurs prior to the end of the

Restricted Period established for such Restricted Shares as a result of the Eligible Person's death, Disability or Retirement, as a result of a termination of the Eligible Person’s employment by the Company without “Cause” or as a result of a termination of the Eligible Person’s employment by the Eligible Person for a “Good Reason”, the Eligible Person will not forfeit his right to all cash dividends received with respect to the portion of Restricted Shares which have not been forfeited and such Eligible Person shall be entitled to retain all or a portion of such cash dividends.
5.07Notice of Code Section 83(b) Election. A Participant who files an election under Section 83(b) of the Code to include in gross income the Fair Market Value of any Restricted Shares granted hereunder while such Shares are still subject to Restrictions shall furnish the Company with a copy of the election so filed by the Participant, within ten days of the filing of such election with the Internal Revenue Service.
ARTICLE 6
PERFORMANCE SHARES AND PERFORMANCE UNITS
6.01Awards of Performance Shares and Performance Units. Subject to the limitations set forth in Article 3 and to the other terms and conditions of the Plan, Performance Shares or Performance Units may be granted to such Eligible Persons, at such times, in such amounts, and upon such terms and conditions, as the Committee may determine in its discretion. Performance Shares and Performance Units shall be granted in accordance with the provisions set forth below.
6.02Establishment of Performance Goals and Performance Targets. In connection with each Award of Performance Shares or Performance Units, the Committee shall establish in writing, and the instrument evidencing the grant of such Award shall specify: (a) the Performance Goal or Goals and the Performance Period that will apply with respect to such Award; (b) the level or levels of achievement of the Performance Goal or Goals that must be met in order for payment to be made with respect to the Award; (c) the number of Performance Shares that will be issued and delivered to the recipient of the Award, or the percentage of the Performance Units (and any related Dividend Equivalent Units) credited to the recipient in connection with the Award as to which payment will be made, if the Performance Goal or Goals applicable to such Award: (i) have been fully achieved; (ii) have been exceeded; or (iii) have not been fully achieved but have been achieved at or beyond any minimum or intermediate level of achievement specified in the instrument evidencing the grant of such Award; and (d) such other terms and conditions pertaining to the Award as the Committee in its discretion may determine.
6.03Rights While Performance Shares Remain Subject to Achievement of Performance Goals. Performance Shares granted to a Participant hereunder may be issued to the Participant as of the Date of Grant as uncertificated shares or as Shares represented by a stock certificate bearing a legend or legends making appropriate reference to the restrictions on transferability of such Performance Shares as hereinafter set forth. Until the Performance Period which applies to the Performance Shares expires, the Performance Shares granted to a Participant which are not certificated shall be held in the Participant’s name in a bookkeeping account maintained by the Company and Performance Shares granted to a Participant and represented by a stock certificate shall continue to bear the legend or legends making reference to the restrictions on transferability of such Performance Shares as hereinafter set forth.

Until the Performance Period which applies to an award of Performance Shares has expired, the Performance Shares shall not be sold, assigned, transferred (other than a transfer to the Participant’s Beneficiary occurring by reason of the Participant’s death), made subject to gift or otherwise disposed of, mortgaged, pledged or otherwise encumbered, whether voluntarily or by operation of law. A separate account shall be maintained for all Performance Shares granted to a Participant with a Performance Period ending on the same date.
Except for the restrictions on transferability which apply to Performance Shares, and subject to the forfeiture provisions applicable under Section 6.10 below, a Participant shall have, with respect to all Performance Shares so held for his account, all of the rights of a stockholder of the Company, including full voting rights with respect to such Shares and the right to receive currently with respect to the Participant’s Performance Shares, all dividends and other distributions payable generally on the Company’s Shares. If any dividends or distributions so payable are paid in Shares, the Shares paid as a dividend or distribution with respect to a Participant’s Performance Shares shall be subject to the same Performance Goals and provisions relating to forfeiture as apply to the Performance Shares with respect to which they were paid. Such stock dividend Shares shall themselves be treated as Performance Shares, and shall be credited to the same account which the Company maintains for those Performance Shares of the Participant with respect to which such stock dividends or distributions were paid.
Notwithstanding the foregoing, if the instrument evidencing the grant of any Performance Shares to a Participant so provides, all cash dividends and distributions payable generally on the Company’s Shares that are otherwise payable with respect to the Performance Shares granted to the Participant shall not be paid currently to the Participant but instead, shall be applied to the purchase of additional Shares for the Participant’s account. The additional Shares so purchased shall be subject to the same Performance Goals and provisions relating to forfeiture as apply to the Performance Shares, and shall be credited to the same account which the Company maintains for those Performance Shares of the Participant with respect to which such dividends or distributions were paid. The purchase of any such additional Shares shall be made in accordance with such other procedure as may be specified in the instrument evidencing the grant of the Performance Shares on which such dividends are paid.
6.04Rights While Performance Units Remain Subject to Achievement of Performance Goals. No Shares shall be issued at the time an Award of Performance Units is made. Except as provided in the following paragraph or otherwise provided in the instrument evidencing an Award of Performance Units, a Participant that is the holder of an Award of Performance Units shall not have any rights of a shareholder with respect to such Performance Units. Performance Units granted to a Participant hereunder shall be credited to a bookkeeping account maintained by the Company for the Participant. A separate account shall be maintained for all Performance Units granted to a Participant with a Performance Period ending on the same date and for all Dividend Equivalent Units that are to be credited to such account in accordance with the following paragraph.
If any dividends or other distributions payable on the Company’s Shares are paid in Shares during any period that a Participant holds an Award of Performance Units, as of the applicable Dividend Payment Date, a number of additional Performance Units shall be credited to each account established for the Participant to reflect the number of Performance Units held by the Participant as of such Dividend Payment Date. The number of such additional Performance Units to be credited shall be determined by first multiplying: (a) the total number of Performance Units standing to the Participant’s credit in such account on the day immediately preceding such Dividend Payment Date (including all Dividend Equivalent Units credited to such account on all previous Dividend Payment Dates); by (b) the per Share dollar amount of the dividend paid on such Dividend Payment Date; and then, (c) dividing the resulting amount by the Fair Market Value of one Share on such Dividend Payment Date. Dividend Equivalent Units awarded pursuant to this paragraph to a Participant that holds an Award of Performance Units shall have the same Performance Goals and Performance Period as the Performance Units with respect to which such Dividend Equivalent Units have been awarded.
6.05Performance Goals for Covered Executives. In the case of any Award of Performance Shares or Performance Units to any Eligible Person who is a Covered Executive, the Performance Goal or Goals established in connection with such Award shall be based on one or more of the following business criteria, as determined by the Committee in its discretion: (a) the attainment of specified levels of, or increases in, the Company’s after-tax or pretax return on stockholder’s equity; (b) the attainment of specified levels in the fair market value of the Company’s Shares; (c) the attainment of specified levels of growth in the value of an investment in the Company’s Shares, assuming that all dividends paid on the Company’s Common Stock are reinvested in additional Shares; (d) the attainment of specified levels of, or increases in, the Company’s pre-tax or after-tax earnings, profits, net income, or earnings per share; (e) the attainment of specified levels of, or increases in, the Company’s earnings before income tax, depreciation and amortization (EBITDA); (f) attainment of specified levels of, or increases in, the Company’s net sales, gross revenues or cash flow from operations; (g) the attainment of specified levels of, or increases in, the Company’s working capital, or in its return on capital employed or invested; (h) the attainment of specified levels of, or decreases in, the Company’s operating costs or any one or more components thereof, or in the amount of all or any specified portion of the Company’s debt or other outstanding financial obligations; and (i) such other business performance criteria as may, from time to time, be established by the Committee in the instrument which contains the Award of Performance Shares or Performance Units.
Any of the business criteria described in the preceding paragraph which the Committee establishes as a Performance Goal may be measured either by the performance of the Company and its Affiliates on a consolidated basis, or by the performance of any one or more of the Company’s subsidiaries, divisions, or other business units, as the Committee in its discretion may determine. In its discretion, the Committee may also establish Performance Goals, based on any of the business criteria described in this Section 6.05, that require the attainment of a specified level of performance of the Company, or any of its subsidiaries, divisions or other business units, relative to the performance of other specified corporations, in order for such Performance Goals to be met.
The Committee may also, in its discretion, include in any Performance Goal the attainment of which depends on a determination of the net earnings or income of the Company or any of its subsidiaries, divisions or other business units, provisions which require such determination to be made by eliminating the effects of any decreases in or charges to earnings for: (a) the effect of foreign currency exchange rates; (b) any acquisitions, divestitures, discontinuances of business operations, restructurings, impairments, refinancings or other special charges; (c) the cumulative effect of any accounting changes; and (d) any “extraordinary items” as determined under generally accepted accounting principles, to the extent that such decreases or charges referred to in clauses (a) through (d) of this paragraph are separately disclosed in the Company’s Annual Report for each fiscal year within the applicable Performance Period.
6.06Performance Goals for Non-Covered Executives. In the case of Awards of Performance Shares or Performance Units made hereunder to Eligible Persons who are not Covered Executives, the Performance Goal or Goals applicable to such Awards shall be such corporate or individual goals as the Committee in its discretion may determine.
6.07Measurement of Performance. At the end of the Performance Period established in connection with any Award of Performance Shares or Performance Units, the Committee shall determine the extent to which the Performance Goal or Goals established for such Award have been met, and shall determine, on that basis, the number of Performance Shares or Performance Units included in such Award that have been earned and as to which payment will be made pursuant to Section 6.09 below, subject to the adjustments provided for in Section 6.08 and the forfeiture provisions of Section 6.10. In the case of any Award granted to a Covered Executive, the issuance of Performance Shares to the Covered Executive shall be subject to Section 162(m) of the Code.
6.08Adjustment of Award Amounts. The number of Shares issuable with respect to an Award on the basis of the level of attainment of the applicable Performance Goals as determined by the Committee under Section 6.07 shall be subject to adjustment in accordance with the following provisions:
(a)To the extent not inconsistent with the terms of the Plan and if the instrument evidencing the Award so provides, the number of Shares otherwise issuable with respect to an Award to an Eligible Person who is not a Covered Executive may be increased or decreased to the extent determined by the Committee in its discretion, based on the Committee’s evaluation of the Eligible Person’s individual performance or to reflect such other events, circumstances or factors as the Committee in its discretion deems appropriate in determining the extent to which payment should be made with respect to the Eligible Person’s Award.
(b)Notwithstanding the provisions of Section 6.08(a) above, the Committee shall not have any authority to increase the number of Shares otherwise issuable with respect to any Award of Performance Shares or Performance Units to a Covered Executive. However, if the instrument evidencing an Award to a Covered Executive so provides, the Committee may, in its discretion, reduce the number of Shares otherwise issuable with respect to such Award: (i) to reflect any decreases in or charges to earnings that were not taken into account pursuant to clause (a), (b), (c), or (d) of the last paragraph of Section 6.05 in determining net earnings or income for purposes of any Performance Goal established in connection with such Award; (ii) to reflect any credits to earnings for extraordinary items of income or gain that were taken into account in determining net earnings or income for such purposes; (iii) to reflect the Committee’s evaluation of the Covered Executive’s individual performance; or (iv) to reflect any other events, circumstances or factors which the Committee believes to be appropriate in determining the extent to which payment should be made with respect to the Covered Executive’s Award.
6.09Payment of Awards. Payment with respect to that number of Performance Shares or Performance Units subject to any Award which the Committee has determined under Section 6.07 above to have been earned, as adjusted to the extent determined by the Committee under Section 6.08, shall be made in accordance with the following provisions:
(a)In the case of any such Performance Shares, payment shall be made by the issuance and delivery to the Participant of a stock certificate for the requisite number of such Shares free of the legends making reference to restrictions on transferability of the Performance Shares provided for by this Plan, or, in the case of Performance Shares which are held as book entry Shares, the Committee shall cause the restrictions on such book entry Performance Shares to be removed. However, if the Performance Shares with respect to which payment is to be made include a fractional Share, payment of such fractional Share shall be made in cash, in an amount equal to the Fair Market Value of such fractional Share determined as of the end of the Performance Period. Such Shares shall be issued and delivered, and, if applicable, such cash payment shall be made, to the Participant as soon as practicable after the end of the Performance Period applicable to the Award in question.
(b)In the case of Performance Units, (including related Dividend Equivalent Units), payment shall be made: (i) by the issuance and delivery to the Participant of a stock certificate for a number of Shares equal to the total number of such whole Performance Units and related Dividend Equivalent Units; and (ii) by payment in cash for any fractional Unit in an amount equal to the Fair Market Value of such fractional Unit determined as of the day immediately preceding the date as of which payment is to be made. Notwithstanding the foregoing, payment for such Performance Units (including related Dividend Equivalent Units) may be made wholly or partly in cash, in an amount equal to the Fair Market Value of all of the Units and any fractional Unit as to which a cash payment is to be made, if the instrument evidencing the grant of such Performance Units so provides. Payment shall be made in such manner and at such time or times as provided in such instrument. Unless otherwise provided by the instrument evidencing the grant of Performance Units, payment with respect to any part or all of a Participant’s Performance Units (including any related Dividend Equivalent Units) may be deferred, at the Participant’s election, upon such terms and conditions as are specified by the Participant, in writing, subject to the restrictions on deferral of compensation contained in Code Section 409A.
6.10Termination of Service. Except as the instrument evidencing the grant of Performance Shares or Performance Units may otherwise provide, upon an Eligible Person’s Termination of Service for any reason prior to the end of the Performance Period established for any Award of Performance Shares or Performance Units, such Award shall be canceled, all Performance Shares or Performance Units included in such Award, and all Dividend Equivalent Units that were credited with respect to such Performance Shares or Performance Units, shall be forfeited, and no payment of any kind shall be made with respect to such Award.
Notwithstanding the foregoing, if the Committee so determines, in its discretion, the instrument evidencing any such Award may provide that if the Eligible Person’s Termination of Service occurs as a result of the Eligible Person’s death, Disability or Retirement, as a result of a termination of the Eligible Person’s employment by the Company without “Cause” or as a result of a termination of the Eligible Person’s employment by the Eligible Person for a “Good Reason” (in each case, as “Cause” and “Good Reason” are defined herein or may otherwise be defined in the terms of any employment agreement between the Company and the Eligible Person or in the instrument evidencing the grant of Performance Shares or Performance Units), payment will be made at the end of the Performance Period, in accordance with the provisions of Section 6.09, with respect to all or a Pro Rata Portion of the number of Shares and/or the amount of cash that otherwise would have been payable to the Eligible Person, as determined in accordance with the provisions of Sections 6.07 and 6.08, if the Eligible Person’s Termination of Service had not occurred prior to the end of such Performance Period. In such case, only the Eligible Person’s right to receive payment with respect to any remaining portion of the Performance Shares or Performance Units (and related Dividend Equivalent Units) included in such Award shall be canceled and forfeited.
Notwithstanding the provisions of Section 6.03 above and notwithstanding the absence of the provisions of this paragraph from provisions of any instrument containing the provisions of an Award issued prior to the effective date of this Restatement Effective Date, if an Eligible Person's Termination of Service occurs, for any reason, prior to the expiration of the Performance Period which is in effect for an Award of Performance Shares, the Eligible Person shall, upon such Termination of Service, be deemed to forfeit his right to all cash dividends received with respect to the portion of the Performance Shares previously awarded to such Eligible Person which have been forfeited. In connection with the forfeiture by an Eligible Person of the cash dividends received by the Eligible Person with respect to the Performance Shares previously awarded to the Eligible Person which have been forfeited, the Eligible Person shall be obligated to pay to the Company, no later than thirty (30) days following such Eligible Person's Termination of Service, the amount of the dividends received by such Eligible Person which is deemed to be forfeited pursuant to the provision of the preceding sentence. In connection with the foregoing, if, pursuant to the provisions of the preceding paragraph, the Committee has provided in the instrument evidencing the Award of Performance Shares that the Eligible Person shall have the right to receive payment for Performance Shares awarded to the Eligible Person if the Eligible Person's Termination of Service occurs prior to the end of the Performance Period established for such Performance Shares as a result of the Eligible Person's death, Disability or Retirement, as a result of a termination of the Eligible Person’s employment by the Company without “Cause” or as a result of a termination of the Eligible Person’s employment by the Eligible Person for a “Good Reason”, the Eligible Person will not forfeit his right to all cash dividends received with respect to the portion of Performance Shares which have not been forfeited and that such Eligible Person shall be entitled to retain all or a portion of such cash dividends.
6.11Notice of Code Section 83(b) Election. A Participant who files an election under Section 83(b) of the Code to include in gross income the Fair Market Value of any Performance Shares granted hereunder while such Shares are still subject to achievement of Performance Goals shall furnish the Company with a copy of the election so filed by the Participant within ten (10) days of the filing of such election with the Internal Revenue Service.
ARTICLE 7
RIGHTS
7.01Awards of Rights. (a) Subject to the limitations set forth in Article 3 above and to the other terms and conditions of the Plan, Rights may be granted under the Plan to any Eligible Person at such times and upon such terms and conditions as the Committee, in its discretion may determine. Rights shall be granted in accordance with the provisions of this Article 7.

(b)The terms of the instrument which contains the terms of an Award of Rights shall specify the number of Shares which shall be used as the basis for determining the value of the Rights at the end of the Appreciation Period and the Base Price in effect for those Shares.
(c)Rights shall be exercisable at such time and upon such terms as may be established by the Committee in the instrument setting forth the terms of the Award; provided that, in no event shall the period of time that an Award of Rights is exercisable extend beyond the ten (10) year period beginning on the Date of Grant.
(d)Rights shall be subject to the same transferability restrictions applicable to all Awards and may not be transferred during the holder’s lifetime, except to one or more family members as provided in Section 8.02.
(e)The holder of a Right shall not have any stockholder rights with respect to the Shares used to determine the value of the Right.
7.02Dividend Equivalent Units. If any dividends or other distributions payable on the Company’s Shares are paid in Shares during any period that a Participant holds an Award of Rights, as of the applicable Dividend Payment Date, a number of additional Rights shall be credited to any account established for the Participant to reflect the number of Rights held by the Participant as of such Dividend Payment Date. The number of such additional Rights to be credited shall be determined by first multiplying: (a) the total number of Rights standing to the Participant’s credit in such account on the day immediately preceding such Dividend Payment Date (including all Dividend Equivalent Units credited to such account on all previous Dividend Payment Dates); by (b) the per share dollar amount of the dividend paid on such Dividend Payment Date; and then (c) dividing the resulting amount by the Fair Market Value of one Share on such Dividend Payment Date. Additional Rights awarded pursuant to this Section to a Participant that holds an Award of Rights shall be exercisable at the same time and upon the same terms as the Rights with respect to which such additional Rights are to be issued; provided that, the Base Price of such rights shall be equal to the Fair Market Value of a Share, determined as of the applicable Dividend Payment Date.
7.03Termination of Service. Except as the instrument evidencing the grant of an Award of Rights may otherwise provide, upon an Eligible Person’s Termination of Service for any reason prior to the expiration of the Appreciation Period which is in effect for any Right (and related Dividend Equivalent Units) standing to his or her credit immediately prior to such Termination of Service, the Eligible Person’s right to exercise such Right shall be forfeited and canceled as of the date of such Termination of Service, and no payment of any kind shall be made with respect to such Right and related Dividend Equivalent Units.
Notwithstanding the foregoing, if the Committee so determines, in its discretion, the instrument evidencing the Award of such Right may provide that if the Eligible Person’s Termination of Service occurs as a result of the Eligible Person’s death, Disability or Retirement, as a result of a termination of the Eligible Person’s employment by the Company without “Cause” or as a result of a termination of the Eligible Person’s employment by the Eligible Person for a “Good Reason” (in each case, as “Cause” and “Good Reason” are defined herein or may otherwise be defined in the terms of any employment agreement between the Company and the Eligible Person or in the instrument evidencing the grant of Rights), payment will be made with respect to all or a Pro

Rata Portion of such Right and any related Dividend Equivalent Units. In such case, only the Eligible Person’s right to receive payment with respect to any portion of the Right (and related Dividend Equivalent Units) which has been forfeited shall be canceled and forfeited. Any payment required to be made with respect to an Eligible Person’s Right (and related Dividend Equivalent Units) pursuant to this paragraph shall be made as soon as practicable after the date of such person’s Termination of Service, and shall be made in the manner specified in Section 7.04.
7.04Payment of Awards. In the case of Rights, (including related Dividend Equivalent Units), payment shall be made: (a) by the issuance and delivery to the Participant of a stock certificate for, or crediting to a book entry account for the Participant of, a number of Shares having a Fair Market Value on the date the Rights are exercised equal to: (i) the aggregate Fair Market Value of the Shares used as the basis for determining the value of the Rights being exercised, determined as of the date the Rights are exercised; minus (ii) the aggregate Base Price in effect for the Rights being exercised; and (b) by payment in cash for any fractional Shares which would be issued using the formula contained in (a) above. Issuance of certificates for Shares shall be made in such manner and at such time or times as provided in such instrument. Unless otherwise provided by the instrument evidencing the grant of Rights, issuance of certificates for Shares with respect to any part or all of a Participant’s Rights (including any related Dividend Equivalent Units) may be deferred, at the Participant’s election, upon such terms and conditions as are specified by the Participant, in writing, subject to the restrictions on deferral of compensation contained in Code Section 409A.
ARTICLE 8
TRANSFERABILITY OF AWARDS
8.01Restrictions on Transfers. Except as otherwise provided by Section 8.02 below: (a) any Option granted to an Eligible Person under the Plan shall be nontransferable and may be exercised during the Eligible Person’s lifetime only by the Eligible Person; (b) any Restricted Shares, Restricted Units, Performance Shares, Performance Units and Rights granted to an Eligible Person under the Plan shall not be transferable by the Eligible Person during his or her lifetime; and (c) a Participant’s right to receive payment of Shares or cash with respect to any Award granted to the Participant under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant.
8.02Permitted Transfers. Notwithstanding the provisions of Section 8.01 above, if the instrument evidencing the grant of any Award so provides, the recipient of such Award may transfer his or her rights with respect to such Award, or any portion thereof, to any “family member” of the recipient, as that term is defined in the General Instructions to Form S‑8 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, subject to such limitations, terms and conditions as may be specified in such instrument.
ARTICLE 9
EFFECTS OF CHANGE IN CONTROL
9.01Change in Control. (a) The occurrence of a Change in Control shall not accelerate the time for payment of any Awards outstanding on the date the Change in Control occurs and shall not cause any Awards or any portion of any Awards which are forfeitable on the date the Change in Control occurs to become non-forfeitable (vested) if the Acquiror agrees to assume or continue the obligations of the Company under the terms of all Awards which are outstanding on the date the Change in Control occurs (which assumption or agreement to continue such Awards shall not require the consent of any Participant) or the Acquiror issues new or substitute awards (each such new or substitute Award being hereinafter an “Alternative Award”) which satisfy the following criteria: (i) the Alternative Award must be based on stock which is traded on an established securities market, or which will be so traded within thirty (30) days of the Change in Control; (ii) the Alternative Award must provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise schedule; and (iii) the Alternative Award must have economic value substantially equivalent to the value of such Award (determined at the time of the Change in Control).
(b)Notwithstanding any other provision in the Plan to the contrary, if, in connection with the occurrence of a Change in Control, the Merger Sale Agreement entered into by the Company in connection with the Change in Control does not provide for the assumption by the Acquiror of the obligations of the Company under the terms of any outstanding Awards and does not provide for the issuance by the Acquiror of Alternative Awards (in each case, as contemplated by Section 9.01(a) above hereof), upon the occurrence of the Change in Control, the following provisions shall apply:
(i)Each Option outstanding on the day immediately preceding the date on which the Change in Control occurs shall be converted to a right to receive an Option Cash Out Payment. Payment of the Option Cash Out Payment shall be made to the holder of the Option in one lump sum payment, less applicable withholding taxes, on the date on which the Change in Control occurs.
(ii)Each Right outstanding on the day immediately preceding the date on which the Change in Control occurs shall be converted to a right to receive a Right Cash Out Payment. Payment of the Right Cash Out Payment shall be made to the holder of the Right in one lump sum payment, less applicable withholding taxes, on the date on which the Change in Control occurs.
(iii)The Restricted Periods applicable to all Restricted Shares and Restricted Units (including any related Dividend Equivalent Units) granted to a Participant hereunder that are still outstanding on the day immediately preceding the date on which such Change in Control occurs shall expire on such date; all Restrictions applicable to such outstanding Restricted Shares, Restricted Units and related Dividend Equivalent Units shall lapse on such date; and the Participant’s rights to receive delivery or payment with respect to all such outstanding Restricted Shares, Restricted Units and related Dividend Equivalent Units shall become nonforfeitable as of such date. Payment with respect to such outstanding Restricted Shares, Restricted Units and related Dividend Equivalent Units shall be made on the date the Change in Control occurs. Unless the Committee determines that payment with respect to Restricted Shares and Restricted Units is to be made in the form of a cash payment instead of the issuance and delivery of Shares, the Company shall take whatever steps are necessary to cause all such Restricted Shares and Shares attributable to Restricted Units to be issued to the applicable Participants, and to be treated as outstanding, as of the date the Change in Control occurs.

(c)The Performance Periods applicable to all Performance Shares and Performance Units (including any related Dividend Equivalent Units) granted to a Participant hereunder that are still outstanding on the day immediately preceding the date on which such Change in Control occurs shall end on such date; all Performance Goals that were established in connection with the Award of such Performance Shares or Performance Units shall be deemed to have been satisfied in full as of such date at the targeted level of performance established for such Performance Shares or such Performance Units; the number of Performance Shares or the percentage of the Performance Units as to which payment is to be made in the event the Performance Goal or Goals applicable to the Award of such Shares or Units are met at the targeted level of performance, as specified in the instrument evidencing the grant of such Award, shall be deemed to be earned in full as of such date; and the Participant shall acquire on such date a nonforfeitable right to receive payment with respect to such number of Performance Shares (including any cash payment for dividends payable thereon, if the instrument evidencing the grant of such shares provides for such cash payment), or with respect to such percentage of the Performance Units (and any related Dividend Equivalent Units), determined without any adjustment under Section 6.09(a) or (b). Payment with respect to such Performance Shares, Performance Units and related Dividend Equivalent Units shall be made on the date the Change in Control occurs. Unless the Committee determines that payment with respect to such Performance Shares and Performance Units is to be made in the form of a cash payment instead of by the issuance and delivery of Shares, the Company shall take whatever steps are necessary to cause all such Performance Shares and Shares attributable to Performance Units to be issued to the applicable Participants, and to be treated as outstanding, as of the date the Change in Control occurs.
ARTICLE 10
COMPLIANCE WITH CODE SECTION 409A
10.01In General. This Article 10 is intended to comply with final regulations promulgated under Code Section 409A. If and to the extent that an amount which is payable with respect to any Award made pursuant to the terms of this Plan is determined to be deferred compensation within the meaning of Code Section 409A, notwithstanding any contrary provision of this Plan or any Award or in any instrument pursuant to which an Award is granted under the Plan (an “Award Instrument”), payment of such deferred compensation shall only be made in a manner which complies with the requirements of Code Section 409A and the regulations promulgated thereunder.
10.02409A Excluded Stock Rights. All Non-Qualified Stock Options and Rights awarded under the Plan are intended not to provide for the deferral of compensation, in accordance with Treas. Reg. §1.409A-1(b)(5)(i)(A) and (B) (said Awards are hereinafter referred to as “409A Excluded Stock Rights”), except where an Award Instrument states explicitly that the Award is intended to provide for a deferral of compensation (such Award is hereinafter referred to as a “409A Non-Excluded Stock Right”). Accordingly, the Plan shall be construed, and may be amended, in such manner as will ensure that 409A Excluded Stock Rights remain excluded from the application of Code Section 409A. Without limiting the generality of the foregoing:
(a)no 409A Excluded Stock Right shall be awarded with an exercise price that is less than the Fair Market Value of the Common Stock on the Date of Grant where Fair Market Value is determined in a manner permitted under Treas. Reg. §1.409A-1(b)(5)(iv);

(b)no 409A Excluded Stock Right shall be modified, extended or exchanged for a new Award if such modification, extension or exchange would cause the 409A Excluded Stock Right to become (or be replaced by) a 409A Non-Excluded Stock Right or other Award that is subject to Code Section 409A;
(c)a 409A Excluded Stock Right shall expire no later than its original expiration date and, if a Excluded Stock Right would expire after its original expiration date, because the Participant has died or otherwise become unable to exercise the Stock Right due to a mental or physical disability, the Stock Right shall be deemed exercised by the owner thereof on the day preceding its original expiration date if the then Fair Market Value of the Common Stock exceeds the exercise price;
(d)any extension of a 409A Excluded Stock Right, whether pursuant to a provision of the Plan or an exercise of Committee discretion, shall not extend the term of the Award beyond the earlier of (i) the original expiration date stated in the Award Instrument, or (ii) the tenth anniversary of the Award;
(e)no 409A Excluded Stock Right shall permit the deferral of compensation beyond the date of exercise;
(f)no dividends shall be paid or credited on a 409A Excluded Stock Right that would have the effect of reducing the exercise price of the 409A Excluded Stock Right below Fair Market Value of the Common Stock on the Date of Grant in violation of Code Section 409A and the Treas. Reg. §1.409A-1(b)(5)(i)(E); and
(g)any Common Stock, cash or other consideration to be transferred to the Participant in connection with the exercise of the 409A Excluded Stock Right shall be transferred as soon as practicable and in all events within 30 days following the exercise date and the Participant shall have no right to determine the calendar year in which such transfer occurs.
10.03409A Non-Excluded Stock Rights. If an Award Instrument states explicitly that the Non-Qualified Stock Option or the Right granted thereunder is intended to provide for a deferral of compensation in accordance with Treas. Reg. §1.409A-1(b)(5)(i)(C) (such Award is hereinafter referred to as “409A Non-Excluded Stock Right”), the Award Instrument shall be deemed to incorporate the terms and conditions necessary to avoid inclusion of the Award in the Participant’s gross income pursuant to Section 409A(a)(1) of the Code and the Plan and Award Instrument shall be interpreted in accordance with Section 409A of the Code and the regulations and other interpretive guidance issued thereunder so as to avoid the inclusion of the Award in gross income pursuant to Section 409A(a)(1) of the Code. Without limiting the generality of the foregoing:
(a)the Award Instrument shall specify that the 409A Non-Excluded Stock Right will expire on the last day of the calendar year in which the 409A Non-Excluded Stock Right becomes exercisable, and that any Common Stock, cash or other consideration to be transferred to the Participant in connection with the exercise of the 409A Non-Excluded Stock Right shall be transferred to the Participant on or before March 15 of the calendar year following the calendar year in which the 409A Non-Excluded Stock Right becomes exercisable;

(b)the date on which the 409A Non-Excluded Stock Right becomes exercisable may not be accelerated except as may be permitted under Treas. Reg. §1.409A-3(j); and
(c)in the case of a 409A Non-Excluded Stock Right that becomes exercisable as a result of the separation from service of a Participant who is a “specified employee” within the meaning of Treas. Reg. §1.409A-1(i) as applied by the Company, no Common Stock, cash or other consideration shall be transferred to the Participant in connection with the exercise of the 409A Non-Excluded Stock Right until the day following the 6-month anniversary of the Participant’s separation from service.
10.04409A Excluded Current Property Transfers. Restricted Shares and Performance Shares (“Current Property Transfers”) awarded under the Plan are intended not to provide for the deferral of compensation, in accordance with Treas. Reg. §1.409A-1(b)(6) (said Awards are hereinafter referred to as “409A Excluded Current Property Transfers”), unless the Award Instrument states explicitly that the Award is intended to provide for a deferral of compensation (such an Award is hereinafter referred to as “409A Non-excluded Current Property Transfer”). Accordingly, the Plan shall be construed, and may be amended, to ensure that 409A Excluded Current Property Transfers remain excluded from the application of Code Section 409A. Without limiting the generality of the foregoing, no Award Instrument shall provide for or permit the deferral of compensation resulting from a 409A Excluded Current Property Transfer beyond the date on which the 409A Excluded Current Property Transfer would otherwise become includable in gross income in accordance with the rules of Code Section 83 (or would have become includable but for the exercise of an election under Code Section 83(b)).
10.05409A Non-Excluded Current Property Transfers. If, under the terms of an Award Instrument, a Current Property Transfer would be deemed to be a deferral of compensation under Section 409A of the Code (such Award is hereinafter referred to as “409A Non-Excluded Current Property Transfer”), the Award Instrument shall be deemed to incorporate the terms and conditions necessary to avoid inclusion of the Award in the Participant’s gross income pursuant to Section 409A(a)(1) of the Code and the Plan and Award Instrument shall be interpreted in accordance with Section 409A of the Code and the regulations and other interpretive guidance issued thereunder so as to avoid the inclusion of the Award in gross income pursuant to Section 409A(a)(1) of the Code. Without limiting the generality of the foregoing:
(a)the Award Instrument shall specify one or more dates or events permitted under Code Section 409A(a)(2)(A) at which time the Award will be settled in cash or vested property;
(b)the Award Instrument shall specify the manner in which the Award will be paid (e.g., lump sum or installments) and the dates on or periods within which payment will occur;
(c)the date of settlement of the Award shall not be accelerated except as otherwise permitted under Treas. Reg. §1.409A-3(j); and
(d)in the case of a 409A Non-excluded Current Property Transfer that becomes payable as a result of the separation from service of a Participant who is a “specified employee” within the meaning of Treas. Reg. §1.409A-1(i) as applied by the Company, no cash or property shall be paid to the Participant in connection with the settlement of the Award until the day following the 6-month anniversary of the Participant’s separation from service.
10.06409A Excluded Future Property Transfers. Any Awards permitted under the Plan other than those referred to in Sections 10.02, 10.03, 10.04 and 10.05 including, but not limited to, Restricted Units and Performance Units (“Future Property Transfers”), are intended not to provide for the deferral of compensation, in accordance with the short-term deferral rule set forth in Treas. Reg. §1.409A-1(b)(4) (said Awards are hereinafter referred to as “409A Excluded Future Property Transfers”) unless the terms of the Award Instrument, the Future Property Transfer would be deemed to result in a deferral of compensation under Section 409A of the Code (such an Award is hereinafter referred to as a “409A Non-excluded Future Property Transfer”). Accordingly, the Plan shall be construed, and may be amended, to ensure that 409A Excluded Future Property Transfers remain excluded from the application of Code Section 409A. Without limiting the generality of the foregoing, the Award Instrument shall provide (or shall be construed to provide) that a 409A Excluded Future Property Transfer must be settled in cash or vested property on or before March 15 of the calendar year following the calendar year in which the 409A Excluded Future Property Transfer ceased to be subject to a substantial risk of forfeiture within the meaning of Treas. Reg. §1.409A-1(b)(4).
10.07409A Non-excluded Future Property Transfers. If, under the terms of an Award Instrument, a Future Property Transfer would be deemed to result in a deferral of compensation in accordance with Treas. Reg. §1.409A-1(b)(4) (“409A Non-excluded Future Property Transfer”), the Award Instrument shall be deemed to incorporate the terms and conditions necessary to avoid inclusion of the Award in the Participant’s gross income pursuant to Section 409A(a)(1) of the Code and the Plan and Award Instrument shall be interpreted in accordance with Section 409A of the Code and the regulations and other interpretive guidance issued thereunder so as to avoid the inclusion of the Award in gross income pursuant to Section 409A(a)(1) of the Code. Without limiting the generality of the foregoing:
(a)the Award Instrument shall specify one or more dates or events permitted under Code Section 409A(a)(2)(A) at which time the Award will be settled in cash or vested property;
(b)the Award Instrument shall specify the manner in which the Award will be paid (e.g., lump sum or installments) and the dates on or periods within which payment will occur;
(c)the date of settlement of the Award shall not be accelerated except as otherwise permitted under Treas. Reg. §1.409A-3(j); and
(d)in the case of a 409A Non-excluded Future Property Transfer that becomes payable as a result of the separation from service of a Participant who is a “specified employee” within the meaning of Treas. Reg. §1.409A-1(i) as applied by the Company, no cash or property shall be paid to the Participant in connection with the settlement of the Award until the day following the 6-month anniversary of the Participant’s separation from service.
10.08Authority To Amend Plan And/Or Award Instrument. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the date of this Plan amendment), the Committee may adopt such amendments to the Plan and/or the applicable Award Instrument as the Committee determines are necessary or appropriate to (1) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.
10.09Protection of the Committee and Others. Notwithstanding the foregoing provisions of this Article 10, neither the Company, nor any officer, employee, director or agent of the Company or any affiliate of the Company, nor any member of the Committee, shall have any liability to any Participant on account of an Award hereunder being taxable under Code Section 409A regardless of whether such person could have taken action to prevent such result and failed to do so. To the extent permitted by law, the Company shall indemnify and defend any officer, employee, director or agent of the Company or of any affiliate of the Company, and any member of the Committee, from any claim based on an Award becoming taxable under Code Section 409A resulting from such person’s action taken, or action failed to be taken, in connection with the Plan or any Award Instrument.
ARTICLE 11
ADMINISTRATION
11.01Administration of the Plan. The Board of Directors has delegated to the Committee the authority to administer the Plan in accordance with its terms. Except as otherwise specifically provided in the Plan, the Plan shall be administered: (i) by the Compensation Committee with respect to all matters pertaining to Awards that may be made or granted or that have been made or granted: (A) to members of the Board of Directors; (B) to any Eligible Person who is not an Employee; and (C) except as provided in clause (ii) below, to any Eligible Person who is an Employee; and (ii) by the Compensation Administration Committee with respect to those specific matters pertaining to Awards to Employees who are not Executive Officers that are within the scope of the authority granted to the Compensation Administration Committee under Section 11.04 below or delegated by the Compensation Committee to the Compensation Administration Committee pursuant to Section 11.05 below. No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan. The Company shall, to the maximum extent permitted by applicable law and the Certificate of Incorporation and By-laws of the Company, indemnify and hold each Covered Individual harmless from and against any loss, cost or expense (including reasonable attorney fees) or liability (including any amount paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan or any Award granted pursuant to the Plan. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Certificate of Incorporation and By-laws of the Company.
11.02The Committee’s Power and Authority. In addition to the responsibilities and powers assigned to the Committee elsewhere in the Plan, the Committee shall have the authority, in its discretion, to establish, from time to time, guidelines or regulations for the administration of the Plan, to interpret the Plan, and to make all determinations it considers necessary or advisable for the administration of the Plan. All decisions, actions or interpretations of the Committee under the Plan shall be final, conclusive and binding upon all parties.

The Committee may designate Employees of the Company and professional advisors to assist the Committee in its administration of the Plan and may grant authority to Employees of the Company to execute agreements or other documents on behalf of the Committee in connection with the administration of the Plan. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant or agent. The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant or agent.
11.03Modification of Awards. (a) To the extent not inconsistent with the terms of the Plan or any provision of applicable law (including, but limited to Code Section 409A), the Committee, in its discretion, may waive or modify any of the terms and conditions set forth in the instrument evidencing the grant of any Award made to a Participant hereunder; provided that, in no event shall the Committee waive or modify the terms and conditions of any Award in a manner which would accelerate the time at which an Eligible Person’s rights under an Award become non-forfeitable or in a manner which would accelerate the time which is otherwise provided for under the terms of any Award, at which an Eligible Person would be entitled to receive any payment of cash or Shares as contemplated by the Award.
(b)Notwithstanding the foregoing, no waiver or amendment may be authorized or directed by the Committee pursuant to this Section 11.03 without the consent of the Participant if it would adversely affect, to any material extent, any of the rights or obligations of the Participant with respect to such Award. In addition, no such waiver or amendment may be authorized or directed by the Committee pursuant to this Section 11.03 with respect to any Option, Restricted Shares or Restricted Units, Performance Shares or Performance Units or Rights awarded to any Covered Executive, if such waiver or amendment would cause the delivery of Shares or the payment of any cash amounts that are made with respect to such Award to fail to be deductible for federal income tax purposes pursuant to the applicable provisions of Section 162(m) of the Code and the regulations issued thereunder.
(c)The awards issued and outstanding under the 2015 Plan shall remain in effect pursuant to the terms of such award and the 2015 Plan.
11.04Power and Authority of the Compensation Administration Committee. With respect to such number of Shares as the Compensation Committee may in its discretion determine to be available from time to time for the grant of Awards in any form to Employees who are not Executive Officers, the Compensation Administration Committee shall have the authority: (a) to determine which of such Employees shall receive Awards in each form; (b) to determine the time or times when Awards in such form shall be made to such Eligible Employees; (c) to determine the number of Shares that will be subject to any Option, or the number of Restricted Shares, Restricted Units, Performance Shares, Performance Units or Rights, to be included in any Award to any such Employee; (d) with respect to any Award of Performance Shares or Performance Units made to any such Employees, to make all determinations which the Committee is authorized to make with respect to such Award under the provisions of Section 6.02, Section 6.07 and Section 6.09(a); and (e) with respect to any Awards made to any such Employees pursuant to the Compensation Administration Committee’s exercise of the authority granted to it under this Section 11.04, to exercise all of the authority and powers granted to the Committee under Section 11.02 above and under the second paragraph of Section 11.05 below, but only to the extent that any such exercise by the Compensation Administration Committee is not inconsistent with any action taken by the Compensation Committee, or with any determination, decision or interpretation of the Plan made by the Compensation Committee, under Section 11.02 above or any delegation made by the Compensation Committee under the second paragraph of Section 11.05 below.
Except for the matters specified in the foregoing paragraph and any additional matters pertaining to Awards to Employees who are not Executive Officers with respect to which authority has been granted to the Compensation Administration Committee pursuant to this Section 11.04, the Compensation Administration Committee shall not have any of the authority or powers otherwise granted to the Compensation Committee under any other provisions of the Plan.
The Compensation Committee in its discretion may at any time, by resolution duly adopted by it and without any amendment of the Plan, revoke or modify in any manner or respect the authority and powers granted to the Compensation Administration Committee under this Section 11.04.
11.05Delegation. In addition to the authority and powers granted to the Compensation Administration Committee under Section 11.04 above, the Compensation Committee in its discretion may, by resolution duly adopted by it, delegate to the Compensation Administration Committee authority with respect to such other matters pertaining to Awards to Employees who are not Executive Officers as the Compensation Committee may specify in such resolution. Any authority so delegated to the Compensation Administration Committee may be revoked or modified by the Compensation Committee, in whole or in part, at any time.
The Committee may delegate any ministerial or non-discretionary function pertaining to the administration of the Plan to any one or more officers or other employees of the Company or any of its Affiliates.
11.06Non-U.S. Participants. In order to comply with any applicable provisions of local law and regulations in any foreign country in which the Company or any of its Affiliates operates, the Committee may in its sole discretion: (a) modify the terms and conditions of Awards granted under the Plan to Eligible Persons located in such foreign country; (b) establish subplans with such modifications to the terms of the Plan as it determines to be necessary or appropriate under the circumstances applicable in such foreign country; or (c) take any other action that it deems necessary or appropriate in order to comply with, or obtain any exemptions from the applicability of, the local laws and regulations in such foreign country.
11.07Designation and Change of Beneficiary. Each Participant shall file with the Committee, or with such Employee of the Company who has been designated by the Committee to receive same, a written designation of one or more persons as the Beneficiary who shall be entitled to receive any Shares or cash amount payable with respect to any Award upon or after the Participant’s death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any previously designated Beneficiary by filing a new designation with the Committee or its designee. The last such designation received by the Committee or its designee shall be controlling; provided, how-ever, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If at the date of a Participant’s death, there is no designation of a Beneficiary in effect for the Participant pursuant to the provisions of this Section 11.07, or if no Beneficiary designated by the Participant in accordance with the provisions hereof survives to receive any Shares or cash amount pay-able under the Plan with respect to the Participant after his or death, the Participant’s estate shall be treated as the Participant’s Beneficiary for purposes of the Plan.
11.08Taxes. Notwithstanding any other provision of the Plan, the Company and each of its Affiliates may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to the exercise of any Option or with respect any payments to be made in respect of any other form of Award granted to a Participant under the Plan, including but not limited to: (a) deducting the amount of taxes so required to be withheld from any other compensation or other amounts then or thereafter payable to the Participant, and/or (b) withholding delivery of any Shares or payment of any cash amount otherwise required to be delivered or paid to the Participant with respect to the exercise of such Option, or with respect to such other form of Award, until the amount of taxes so required to be withheld has been paid in full to the Company or any of its Affiliated Companies. With the approval of the Compensation Committee and subject to such terms and conditions as it may require, such amount may be paid in Shares previously owned by the Participant, or by the surrender of a portion of the Shares that otherwise would be delivered or paid to such Participant with respect to his or her Award, or by a combination of payments in cash and Shares.
11.09Amendment or Termination. The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that: (a) no amendment, suspension or termination of the Plan shall, without the Participant’s written consent, adversely affect the rights of any Participant with respect to any Awards previously granted to the Participant; and (b) no amendment which constitutes a “material revision” of the Plan, as the term material revision is defined in the applicable NASDAQ rules, shall be effective unless approved by the stockholders of the Company in the manner required by such rules and by applicable law.
11.10Participant Rights Unsecured. A Participant shall have the status of a general unsecured creditor of the Company with respect to his or her right to receive any cash payment provided for by the instrument containing the terms of any Award made pursuant to the Plan. The Plan and the instrument containing the terms of any Award providing for the payment of cash shall constitute a mere promise by the Company to make payments in the future of the benefits provided for therein. It is intended that the arrangements reflected in the Plan be treated as unfunded for tax purposes, as well as for purposes of any applicable provisions of Title I of ERISA.
11.11Terms of Employment Not Affected. Neither the Plan nor any Award granted to a Participant hereunder or any other action taken in connection with the Plan shall be construed as giving any Participant any right to be retained in the employment of the Company or any of its Affiliates. In addition, the Plan, any Award granted to a Participant hereunder and any other action taken by the Committee pursuant to the Plan shall not be deemed or construed to interfere with the right of the Company or any of its Affiliates to terminate a Participant’s employment or service at any time subject, however, to the Participant’s rights under any employment contract in effect between the Participant and the Company or any of its Affiliates.

No Award made to a Participant under the Plan, and no payment made with respect to such Award, shall be considered as compensation or wages payable to the Participant for purposes of determining the amount of contributions or benefits the Participant may be entitled to receive under any employee benefit plan of the Company or any of its Affiliates, except as specifically provided in such plan or as otherwise determined by the Board of Directors.
11.12Successors. The obligations of the Company under the Plan shall be binding upon any successor Company or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor Company or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provision for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.
11.13Binding Effect. The provisions of the Plan and the terms and conditions contained in the instrument evidencing any Award made to a Participant hereunder shall be binding upon the Participant, his or her successors and permitted transferees.
11.14Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflicts of law principles.
11.15Effective Date. This Plan was originally effective as of May 7, 2018. This amendment and restatement of the Plan was approved by the Board of Directors on March 20, 2023 and, subject to approval by the stockholders of the Company at the annual meeting of the Company’s stockholders to be held May 3, 2023 and, upon execution by an authorized officer of the Company, shall be effective as of May 3, 2023. In the event that the terms of this amendment and restatement of the Plan are not approved by the stockholders of the Company, this amendment and restatement of the Plan shall not become effective.
IN WITNESS WHEREOF, Gibraltar Industries, Inc. has caused this amendment and restatement of the Plan to be executed as of the 3rd day of May, 2023.
GIBRALTAR INDUSTRIES, INC.

By:     /s/ Jeffrey J. Watorek
    Jeffrey J. Watorek
    Vice President and Treasurer